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                               FIRST AMENDMENT TO
                                CREDIT AGREEMENT
                       BETWEEN MONTEREY PASTA COMPANY AND
                       IMPERIAL BANK DATED AUGUST 2, 1999


This First Amendment ("Amendment") amends that certain Credit Agreement (the "Agreement") dated August 2, 1999, by and between Monterey Pasta Company ("Borrower") and Imperial Bank ("Bank") as follows:

1.       Paragraph 5.06 is hereby amended to read in its entirety as follows:

                  "CAPITAL EXPENDITURES. Make or incur obligations for fixed or capital assets, which includes purchase money indebtedness or capital lease obligations in excess of $2,750,000 in any one fiscal year."

2.       Except as provided above, the Agreement remains unchanged.

3. This amendment is effective as of January 5, 2000, and the parties hereby confirm that the Credit Agreement as amended is in full force and effect.



MONTEREY PASTA COMPANY                        IMPERIAL BANK
"Borrower"                                    "Bank"



By:                                           By:
   --------------------------------              -------------------------------
     Stephen L. Brinkman                                   Brian C. Santos

     Chief Financial Officer                               Vice President

Title:                                        Title:
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